EXHIBIT 21.1

              Legal Entity                                 State of Organization
              ------------                                 ---------------------

7 Rod Real Estate North, A Limited Liability Company                WY
7 Rod Real Estate South, A Limited Liability Company                WY
A R Automotive, LLC                                                 DE
A&R Insurance Enterprises, Inc.                                     FL
Abraham Chevrolet-Miami, Inc.                                       DE
Abraham Chevrolet-Tampa, Inc.                                       DE
ACER Fiduciary, Inc.                                                DE
Al Maroone Ford, LLC                                                DE
Allied 2000 Collision Center, Inc.                                  TX
Allison Bavarian                                                    CA
All-State Rent A Car, Inc.                                          NV
American Way Motors, Inc.                                           TN
America's Car Stop                                                  CA
AN/CF Acquisition Corp.                                             DE
AN/FGJE Acquisition Corp.                                           DE
AN/FMK Acquisition Corp.                                            DE
AN/MF Acquisition Corp.                                             DE
AN/MNI Acquisition Corp.                                            DE
AN/PF Acquisition Corp.                                             DE
AN/STD Acquisition Corp.                                            DE
Anderson Cadillac, Inc.                                             CA
Anderson Chevrolet                                                  CA
Anderson Chevrolet - Los Gatos, Inc.                                CA
Anderson Cupertino, Inc.                                            CA
Anderson Dealership Group                                           CA
ANFS Texas Insurance Services Corp.                                 TX
Anything on Wheels, Ltd.                                            FL
Appleway Chevrolet, Inc.                                            WA
Atrium Restaurants, Inc.                                            FL
Auto Ad Agency, Inc.                                                MD
Auto Advertising Services, Inc.                                     DE
Auto By Internet, Inc.                                              FL
Auto Car, Inc.                                                      CA
Auto Holding Corp.                                                  DE
Auto Mission Ltd.                                                   CA
Auto West, Inc.                                                     CA
AutoNation Benefits Company, Inc.                                   FL
AutoNation Cayman Insurance Company, Ltd.                     Cayman Islands
AutoNation Chrysler Plymouth GP, Inc.                               DE
AutoNation Chrysler Plymouth Jeep of North Houston, L.P.            TX
AutoNation Chrysler Plymouth LP, Inc.                               DE
AutoNation Corporate Management Company                             FL
AutoNation Denver Management, Inc.                                  CO
AutoNation Dodge of Pembroke Pines, Inc.                            DE
AutoNation Dodge of San Antonio, L.P.                               TX
AutoNation Dodge of San Antonio-GP, Inc.                            DE
AutoNation Dodge of San Antonio-LP, Inc.                            DE
AutoNation DS Investments, Inc.                                     TX
AutoNation Enterprises Incorporated                                 FL

              Legal Entity                                 State of Organization
              ------------                                 ---------------------

AutoNation Financial Services Corp.                                 DE
AutoNation Floor Plan Funding Corp.                                 DE
AutoNation Holding Corp.                                            DE
AutoNation Imports Northwest, Inc.                                  DE
AutoNation Imports of Lithia Springs, Inc.                          DE
AutoNation Imports of Longwood, Inc.                                DE
AutoNation Imports of Winter Park, Inc.                             DE
AutoNation Insurance Company, Inc.                                  VT
AutoNation LM Holding Corporation                                   DE
AutoNation Motors of Lithia Springs, Inc.                           DE
AutoNation Park Association, Inc.                                   FL
AutoNation Realty Corporation                                       DE
AutoNation Receivables Corporation                                  DE
AutoNation Receivables Funding Corp.                                DE
AutoNation USA Corporation                                          FL
AutoNation USA of Perrine, Inc.                                     DE
AutoNationDirect.com, Inc.                                          DE
Bankston Auto, Inc.                                                 TX
Bankston CJ GP, Inc.                                                DE
Bankston CJ LP, Inc.                                                DE
Bankston Ford of Frisco, Ltd. Co.                                   TX
Bankston Nissan in Irving, Inc.                                     TX
Bankston Nissan Lewisville, Inc.                                    DE
Bankston Paint & Body, Inc.                                         TX
Bargain Rent-A-Car                                                  CA
Batfish, LLC                                                        CO
Batfish Auto                                                        CO
BBCSS, Inc.                                                         AZ
Beach City Chevrolet Company, Inc.                                  CA
Beacon Motors, Inc.                                                 FL
Bell Dodge, LLC                                                     DE
Bengal Motor Company, Ltd                                           FL
Bengal Motors, Inc.                                                 FL
Bill Ayares Chevrolet, Inc.                                         MD
Bledsoe Dodge, LLC                                                  DE
Bob Townsend Ford, Inc.                                             DE
Body Shop Holding Corp.                                             DE
BOSC Automotive Realty, Inc.                                        DE
Brown & Brown Chevrolet - Superstition Springs, LLC                 AZ
Brown & Brown Chevrolet, Inc.                                       AZ
Brown & Brown Nissan Mesa, LLC                                      AZ
Brown & Brown Nissan, Inc.                                          AZ
B-S-P Automotive, Inc.                                              TX
Buick Mart Limited Partnership                                      GA
Bull Motors, LLC                                                    DE
C. Garrett, Inc.                                                    CO
Carlisle Motors, LLC                                                DE
Carwell, LLC                                                        DE
C-Car Auto Wholesalers, Inc.                                        OK
Central Motor Company, Ltd                                          FL
Central Motors, Inc.                                                FL
Cerritos Body Works, Inc.                                           CA

              Legal Entity                                 State of Organization
              ------------                                 ---------------------

Cerritos Imports, Inc.                                              DE
Champion Chevrolet, LLC                                             DE
Champion Ford, Inc.                                                 TX
Champion Planning, Inc.                                             TX
Charlie Hillard, Inc.                                               TX
Charlie Thomas Auto Sales, Inc.                                     TX
Charlie Thomas Chevrolet, Inc.                                      TX
Charlie Thomas Chrysler-Plymouth, Inc.                              TX
Charlie Thomas' Courtesy Ford, Inc.                                 TX
Charlie Thomas Courtesy Leasing, Inc.                               TX
Charlie Thomas Ford, Inc.                                           TX
Chesrown Auto, LLC                                                  DE
Chesrown Chevrolet, LLC                                             DE
Chesrown Collision Center, Inc.                                     CO
Chesrown Ford, Inc.                                                 CO
Chevrolet World, Inc.                                               FL
Chuck Clancy Ford of Marietta, Inc.                                 GA
Circle Buick/GMC, LLC                                               DE
Cleburne Motor Company, Inc.                                        TX
Coastal Cadillac, Inc.                                              FL
Consumer Car Care Corporation                                       TN
Contemporary Cars, Inc.                                             FL
Cook-Whitehead Ford, Inc.                                           FL
Corporate Properties Holding, Inc.                                  DE
Costa Mesa Cars, Inc.                                               CA
Courtesy Auto Group, Inc.                                           FL
Courtesy Wholesale Corporation                                      FL
Covington Pike Motors, Inc.                                         TN
Credit Management Acceptance Corporation                            FL
Cross-Continent Auto Retailers, Inc.                                DE
CT Intercontinental, Inc.                                           TX
CT Motors, Inc.                                                     TX
D/L Motor Company                                                   FL
D/L Motor Inc.                                                      FL
Deal Dodge of Des Plaines, Inc.                                     IL
Dealership Accounting Services, Inc.                                FL
Dealership Properties, Inc.                                         NV
Dealership Realty Corporation                                       TX
Desert Buick-GMC Management Group, Inc.                             NV
Desert Buick-GMC Trucks, LLC                                        DE
Desert Chrysler-Plymouth, Inc.                                      DE
Desert Dodge, Inc.                                                  NV
Desert GMC, LLC                                                     DE
Desert GMC-East, Inc.                                               NV
Desert Lincoln-Mercury, Inc.                                        NV
Ditschman/Flemington Ford-Lincoln-Mercury, LLC                      DE
Ditschman/Flemington Pontiac, Inc.                                  NJ

              Legal Entity                                 State of Organization
              ------------                                 ---------------------

Ditschman/Flemington Property Rentals, Inc.                         NJ
Dobbs Brothers Buick-Pontiac, Inc.                                  TN
Dobbs Ford of Memphis, Inc.                                         DE
Dobbs Ford, Inc.                                                    FL
Dobbs Mobile Bay, Inc.                                              AL
Dobbs Motors of Arizona, Inc.                                       AZ
Dodge of Bellevue, Inc.                                             DE
Don Mealey Chevrolet, Inc.                                          FL
Don Mealey Imports, Inc.                                            FL
Don Mealey Oldsmobile, Inc.                                         FL
Don-A-Vee Jeep Eagle, Inc.                                          CA
Downers Grove Dodge, Inc.                                           DE
Driver's Mart Worldwide, Inc.                                       VA
Eastgate Ford, Inc.                                                 OH
Ed Mullinax Ford, Inc.                                              DE
Ed Mullinax, Inc.                                                   DE
Edgren Motor Company, Inc.                                          CA
El Monte Imports, Inc.                                              DE
El Monte Motors, Inc.                                               DE
Elmhurst Auto Mall, Inc.                                            IL
Elmhurst Dodge, Inc.                                                IL
Emich Chrysler Plymouth, LLC                                        DE
Emich Dodge, LLC                                                    DE
Emich Lincoln-Mercury, LLC                                          DE
Emich Oldsmobile, LLC                                               DE
Emich Subaru West, LLC                                              DE
Empire Services Agency, Inc.                                        FL
Empire Warranty Corporation                                         FL
Empire Warranty Holding Company                                     FL
Financial Services, Inc.                                            TX
First Team Automotive Corp. (FTAC)                                  DE
First Team Ford of Manatee, Ltd.                                    FL
First Team Ford, Ltd                                                FL
First Team Imports, Ltd.                                            FL
First Team Infiniti, Ltd.                                           FL
First Team Jeep Eagle, Chrysler Plymouth, Ltd.                      FL
First Team Management, Inc.                                         FL
First Team Premier, Ltd.                                            FL
Fit Kit, Inc.                                                       CA
Flemington Dodge-Chrysler-Jeep, LLC                                 DE
Flemington Equities, Inc.                                           NJ
Flemington Infiniti, LLC                                            DE
Flemington Land Rover, Inc.                                         NJ
Flemington Nissan/BMW, LLC                                          DE
Flemington Subaru, LLC                                              DE
Florida Auto Corp.                                                  DE
Ford of Garden Grove Limited Partnership                            GA
Ford of Kirkland, Inc.                                              WA
Fox Buick Isuzu, Inc.                                               MD

              Legal Entity                                 State of Organization
              ------------                                 ---------------------

Fox Chevrolet, Inc.                                                 MD
Fox, Inc.                                                           MD
Fred Oakley Motors, Inc.                                            DE
Ft. Lauderdale Nissan, Inc.                                         FL
G.B. Import Sales & Service, LLC                                    DE
Gene Evans Ford, LLC                                                DE
General Providers Reinsurance Company, Ltd.               Turks & Caicos Islands
George Sutherlin Nissan, Inc                                        GA
Golf Mill Ford, Inc.                                                DE
Government Blvd. Motors, Inc.                                       AL
Gulf Management, Inc.                                               FL
Hayward Dodge, Inc.                                                 DE
Hillard Auto Group, Inc.                                            TX
Hollywood Imports Limited, Inc.                                     FL
Hollywood Kia, Inc.                                                 FL
Horizon Chevrolet, Inc.                                             OH
House of Imports, Inc.                                              CA
Houston Auto Imports Greenway, Ltd.                                 TX
Houston Auto Imports North, Ltd.                                    TX
Hub Motor Co.                                                       GA
Irvine Imports, Inc.                                                CA
Irvine Toyota/Nissan/Volvo Limited Partnership                      GA
Jemautco, Inc.                                                      OH
Jerry Gleason Chevrolet, Inc.                                       IL
Jerry Gleason Dodge, Inc.                                           IL
Jim Quinlan Chevrolet Co.                                           DE
Jim Quinlan, Ford Lincoln-Mercury, Inc.                             FL
JJSS, LLC                                                           DE
Joe MacPherson Ford                                                 CA
Joe MacPherson Imports No.1                                         CA
Joe MacPherson Infiniti                                             CA
Joe MacPherson Oldsmobile                                           CA
John M. Lance Ford, LLC                                             DE
J-R Advertising Company                                             CO
J-R Motors Company Central, LLC                                     CO
J-R Motors Company North                                            CO
J-R Motors Company South                                            CO
JRJ Investments, Inc.                                               NV
J-R-M Motors Company Northwest, LLC                                 CO
Kelnat Advertising, Ltd. Co.                                        FL
Kenyon Dodge, Inc.                                                  FL
King's Crown Ford, Inc.                                             DE
Kirkland Pontiac-Buick-GMC, Inc.                                    WA
KLJ of Nevada, Inc.                                                 NV

              Legal Entity                                 State of Organization
              ------------                                 ---------------------

L.P. Evans Motors WPB, Inc.                                         FL
L.P. Evans Motors, Inc.                                             FL
Lance Children, Inc.                                                OH
Les Marks Chevrolet, Inc.                                           TX
Lew Webb's Ford, Inc.                                               CA
Lew Webb's Irvine Nissan, Inc.                                      CA
Lexus of Cerritos Limited Partnership                               GA
LGS Holding Company                                                 DE
Lou Grubb Chevrolet, LLC                                            DE
Lou Grubb Chevrolet-Arrowhead, Inc.                                 DE
Lou Grubb Ford, LLC                                                 DE
Lovern, Inc.                                                        FL
M S & S Toyota, Inc.                                                FL
M.L.F. Insurance Agency                                             OH
MacHoward Leasing                                                   CA
MacPherson Enterprises, Inc.                                        CA
Magic Acquisition Corp.                                             DE
Marks Family Dealerships, Inc.                                      TX
Marks Transport, Inc.                                               TX
Maroone Car and Truck Rental Company                                FL
Maroone Chevrolet Ft. Lauderdale, Inc.                              FL
Maroone Chevrolet, LLC                                              DE
Maroone Dodge, LLC                                                  DE
Maroone Ford, LLC                                                   DE
Maroone Isuzu, LLC                                                  DE
Maroone Jeep Eagle, Inc.                                            DE
Maroone Management Services, Inc                                    FL
Maroone Oldsmobile, LLC                                             DE
Mealey Holdings, Inc.                                               FL
Mechanical Warranty Protection, Inc.                                FL
Metro Chrysler Jeep, Inc.                                           FL
Midway Chevrolet, Inc.                                              TX
Mike Hall Chevrolet, Inc.                                           DE
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.                        FL
Mike Shad Ford, Inc.                                                FL
Miller-Sutherlin Automotive, LLC                                    DE
Mission Blvd. Motors, Inc.                                          CA
Mr. Wheels, Inc.                                                    CA
Mullinax East, Inc.                                                 DE
Mullinax Ford North Canton, Inc.                                    OH
Mullinax Ford South, Inc.                                           FL
Mullinax Insurance Agency                                           OH
Mullinax Lincoln-Mercury, Inc.                                      DE
Mullinax Management, Inc.                                           DE
Mullinax of Mayfield, Inc.                                          OH
Mullinax Used Cars, Inc.                                            OH
Newport Beach Cars, LLC                                             DE
Nichols Ford, Inc.                                                  TX

              Legal Entity                                 State of Organization
              ------------                                 ---------------------

Nissan of Brandon, Inc.                                             FL
Northpoint Chevrolet, Inc.                                          DE
Northpoint Ford, Inc.                                               DE
Northwest Financial Group, Inc.                                     WA
Ontario Dodge, Inc.                                                 CA
Payton-Wright Ford Sales, Inc.                                      TX
Peyton Cramer Automotive                                            CA
Peyton Cramer Ford                                                  CA
Peyton Cramer Infiniti                                              CA
Peyton Cramer Jaguar                                                CA
Peyton Cramer Lincoln-Mercury                                       CA
Pierce Automotive Corporation                                       AZ
Pierce, LLC                                                         DE
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.                         DE
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.                    DE
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.                          DE
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.                      DE
Pitre Kia of Scottsdale, Inc.                                       DE
Plains Chevrolet, Inc.                                              TX
PMWQ, Inc.                                                          NV
PMWQ, Ltd.                                                          TX
Port City Imports, Inc.                                             TX
Port City Imports-HO, Inc.                                          TX
Port City Pontiac-GMC Trucks, Inc.                                  TX
Premier Auto Finance, L.P.                                          IL
Prime Auto Resources, Inc.                                          CA
Princeton's Nassau/Conover Ford Lincoln-Mercury, Inc.               NJ
Prinu, Inc.                                                         DE
Quality Nissan, Inc.                                                TX
Quantum Premium Finance Corporation                                 FL
Quinlan Motors, Inc.                                                FL
R. Coop Limited                                                     CO
R.L. Buscher II, Inc.                                               CO
R.L. Buscher III, Inc.                                              CO
Real Estate Holdings, Inc.                                          FL
Republic Anderson Investment Group, Inc.                            CA
Republic DM Property Acquisition Corp.                              DE
Republic Resources Company                                          DE
Resources Aviation, Inc.                                            FL
RI Merger Corp.                                                     CO
RI Shelf Corp.                                                      DE
RI/ASC Acquisition Corp.                                            DE
RI/BB Acquisition Corp.                                             DE
RI/BBNM Acquisition Corp                                            AZ
RI/BRC Real Estate Corp.                                            CA
RI/CC Acquisition Corp.                                             DE
RI/DM Acquisition Corp.                                             DE
RI/HGMC Acquisition Corp.                                           DE

              Legal Entity                                 State of Organization
              ------------                                 ---------------------

RI/Hollywood Nissan Acquisition Corp.                               DE
RI/LLC Acquisition Corp.                                            CO
RI/LLC-2 Acquisition Corp.                                          CO
RI/PII Acquisition Corp.                                            DE
RI/RMC Acquisition Corp                                             DE
RI/RMP Acquisition Corp.                                            DE
RI/RMT Acquisition Corp.                                            DE
RI/SBC Acquisition Corp.                                            DE
RI/WFI Acquisition Corporation                                      DE
RII Management Company                                              DE
RIVT                                                                DE
RIVT I LLC                                                          DE
RIVT I LP                                                           DE
RIVT II LLC                                                         DE
RIVT II LP                                                          DE
RIVT Management, Inc.                                               DE
RIVT, Inc.                                                          DE
Rosecrans Investments, Inc.                                         DE
Roseville Motor Corporation                                         CA
RSHC, Inc.                                                          DE
SaBeK, Inc.                                                         NJ
Sahara Imports, Inc.                                                NV
Sahara Nissan, Inc.                                                 NV
Santa Ana Auto Center                                               CA
Saul Chevrolet, Inc.                                                CA
SCM Realty II, Inc.                                                 FL
SCM Realty, Inc.                                                    FL
Security Insurance Agency, Inc.                                     MD
Service Station Holding Corp.                                       DE
Seven Rod Life Insurance Company                                    AZ
SGSCP Limited Partnership                                           FL
Shamrock Ford, Inc.                                                 CA
Six Jays LLC                                                        CO
SMI Motors, Inc.                                                    CA
Smythe European, Inc.                                               CA
SNDK, LLC                                                           DE
Southeast Lease Car, Inc.                                           FL
Southtown Ford, Inc.                                                TX
Southwest Dodge, LLC                                                DE
Spokane Mitsubishi Dealers Advertising Association, Inc.            WA
Star Motors, LLC                                                    DE
Steakley Chevrolet, Inc.                                            TX
Steve Moore Chevrolet Delray, LLC                                   DE
Steve Moore Chevrolet, LLC                                          DE
Steve Moore, LLC                                                    DE
Steve Moore's Buy-Right Auto Center, Inc.                           FL
Steve Rayman Pontiac-Buick-GMC-Truck, LLC                           DE
Stevens Creek Motors, Inc.                                          CA
Sunrise Nissan of Jacksonville, Inc.                                FL
Sunrise Nissan of Orange Park, Inc.                                 FL

              Legal Entity                                 State of Organization
              ------------                                 ---------------------

Sunset Pontiac-GMC Truck South, Inc.                                FL
Sunset Pontiac-GMC, Inc.                                            MI
Superior Nissan, Inc.                                               NC
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC                         DE
Sutherlin Imports, Inc.                                             GA
Sutherlin Imports, LLC                                              DE
Sutherlin Nissan of Town Center, Inc.                               GA
Sutherlin Nissan, LLC                                               DE
Tartan Advertising, Inc.                                            CA
Tasha Incorporated                                                  CA
Taylor Jeep Eagle, LLC                                              DE
Team Dodge, Inc.                                                    DE
Tennco Life Insurance Company                                       AZ
Terry York Motor Cars, Ltd.                                         CA
Texan Ford Sales, Inc.                                              TX
Texan Ford, Inc.                                                    TX
Texan Lincoln-Mercury, Inc.                                         DE
T-Five, Inc.                                                        MI
The Consulting Source, Inc.                                         FL
The Pierce Corporation II, Inc.                                     AZ
Torrance Nissan, LLC                                                DE
Total Care, Inc.                                                    CO
Tousley Ford, Inc.                                                  MN
Town & Country Chrysler Jeep, Inc.                                  DE
Toyota Cerritos Limited Partnership                                 GA
T-West Sales & Service, Inc.                                        NV
Valencia Dodge                                                      CA
Valencia Lincoln-Mercury, Inc.                                      DE
Valley Chevrolet, Inc.                                              MD
Vanderbeek Motors, Inc.                                             CA
Vanderbeek Olds/GMC Truck, Inc.                                     CA
Village Motors, LLC                                                 DE
Vince Wiese Chevrolet, Inc.                                         DE
W.O. Bankston Enterprises, Inc.                                     DE
W.O. Bankston Lincoln-Mercury, Inc.                                 DE
W.O. Bankston Nissan, Inc.                                          TX
Wallace Dodge, LLC                                                  DE
Wallace Ford, LLC                                                   DE
Wallace Imports, Inc.                                               FL
Wallace Lincoln-Mercury, LLC                                        DE
Wallace Nissan, LLC                                                 DE
Webb Automotive Group, Inc.                                         CA
West Colton Cars, Inc.                                              CA
West Side Motors, Inc.                                              TN
Westgate Chevrolet, Inc.                                            TX
Woody Capital Investment Company II                                 CO
Woody Capital Investment Company III                                CO
Working Man's Credit Plan, Inc.                                     TX
World Wide Warranty Co.                                             FL
York Enterprises South, Inc.                                        CA